REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of __________, 1997, between and among Orion Newco Services, Inc., a Delaware corporation (the "Company"), British Aerospace Holdings, Inc., a Delaware corporation ("BAe"), and Matra Marconi Space UK Limited, a company organized under the laws of England and Wales ("Matra") (together, the "Purchasers").

         WHEREAS, the Company proposes to issue and sell to the Purchasers $60,000,000 aggregate principal amount of its Convertible Junior Subordinated Debentures Due February 1, 2012 (Interest Payable in Common Stock) (the "Debentures"), pursuant to the terms of a Debenture Purchase Agreement, dated as of January , 1997 (the "Debenture Purchase Agreement");

         WHEREAS, as a condition to the Purchasers' obligations under the Debenture Purchase Agreement, the Company agrees with each of the Purchasers for their benefit and for the benefit of the holders from time to time of the Registrable Securities (as defined herein) whose names appear in the register maintained by the Company's registrar in accordance with the provisions of the Debenture Purchase Agreement (each of the foregoing a "Holder," and collectively the "Holders"), to grant to the Purchasers certain registration rights;

         WHEREAS, the purchase of the Debentures under the Debenture Purchase Agreement and this Agreement are conditioned upon, among other things, the consummation of the transactions contemplated under the Section 351 Exchange Agreement and Plan of Conversion, dated as of June, 1996, as amended, and as may be further amended from time to time (the "Exchange Agreement"), among Orion Network Systems, Inc., a Delaware corporation ("ONS"), International Private Satellite Partners, L.P., a Delaware limited partnership, Orion Satellite Corporation, a Delaware corporation, and British Aerospace Communications, Inc. ("BAC"); COM DEV Satellite Communications Limited, a Canadian corporation ("COM DEV"); Kingston Communications International Limited, a company incorporated under the laws of England ("Kingston"); Lockheed Martin Commercial Launch Services, Inc., a Delaware corporation ("Lockheed Martin"); MCN Sat US, Inc., a Delaware corporation ("MCN Sat"); and TransAtlantic Satellite, Inc., a Delaware corporation ("TA Sat") (collectively, BAC, COM DEV, Kingston, Lockheed Martin, MCN Sat, and TA Sat are referred to herein as the "Exchanging Partners").

         NOW, THEREFORE, in consideration of the premises, the parties hereby consent and agree, as follows:

         1.       Definitions.
                  -----------

         As used in this Agreement, the following capitalized defined terms shall have the following meanings:

         Business Day: any day other than a Saturday or Sunday or day on which banking institutions in the State of New York are not required to be open.

         Closing  Date:  the  date  of  closing  of the  Company's  sale  of the
Debentures  to  the  Purchasers  as  contemplated  by  the  Debenture   Purchase
Agreement.

         Commission: the Securities and Exchange Commission.
         ----------

         Common Stock: the common stock, par value $.01 per share, of the Company.

         Company: the meaning set forth in the preamble and shall also include the Company's successors or other parties who succeed to the Company's obligations hereunder.

         Debentures: the Convertible Junior Subordinated Debentures Due February 1, 2012 (Interest Payable in Common Stock) of the Company.

         Debenture Purchase Agreement: the meaning set forth in the preamble.
         ----------------------------
         Eligible Series C Securities: the Series C Securities which a holder thereof is permitted to sell under the terms of the Transfer Restrictions Agreements.

         Exchange Act: the Securities Exchange Act of 1934, as amended from time to time.

         Exchange Agreement: the meaning set forth in the preamble.
         ------------------
         Exchanging Partner: the meaning set forth in the preamble.
         ------------------
         Holder: any holder of Registrable Securities.
         ------
         Initial Shelf Registrable Securities: Registrable Securities, excluding the shares of Common Stock or other securities issued or issuable upon conversion of the Debentures.

         Initial Shelf Registration Statement: the Shelf Registration Statement filed by the Company pursuant to Section 2(a).

         Losses: any losses, claims, damages, liabilities, costs and expenses, including, but not limited to, reasonable attorney's fees.

         Managing Underwriters: the investment banker or investment bankers and manager ormanagers that shall administer an Underwritten Offering of the securities covered by any registration statement.

         Market Value: with respect to a specified date, the aggregate closing price of such shares of Common Stock on the principal national stock exchange or automated quotation system upon which the Common Stock is listed or quoted, averaged over a period of twenty (20) consecutive Business Days prior to such date. If during this period the Common Stock is not listed on any securities exchange, quoted on the Nasdaq National Market, or quoted in the over-the-counter market, the Market Value will be the fair value of the Common Stock determined by agreement between the Company and the holders of a majority of the Registrable Securities. If such parties are unable to reach agreement within a reasonable period of time, the fair value of the Common Stock shall be determined by an independent appraiser experienced in valuing such type of consideration jointly selected by the Company and the holders of a majority of the Registrable Securities. The determination of such appraiser shall be final and binding upon the parties, and the fees and expenses of such appraiser shall be borne by the Company.

         Other Registrable Stock: shares of Common Stock which the Company is obligated to register, or include in a registration statement under the Securities Act, under any Other Registration Rights Agreement.

         Other Registration Rights Agreement: the following agreements entered into by ONS on or before the date of the Exchange Agreement under which ONS is obligated to register, or include in a registration statement under the Securities Act, shares of capital stock of ONS, and amendments and supplements to any such agreement entered into on or before the date of the Exchange Agreement, in each case as such agreement will be amended prior to the closing under the Exchange Agreement to transfer all of the ONS rights and obligations under each of such agreements to the Company: (i) the Registration Rights Agreement dated as of June 17, 1994, among ONS and the Schedule of Investors set forth therein, as amended (the "Recent PRRAA")); (ii) the Registration Rights Agreement, dated as of April 29, 1994, between ONS and Space Systems/Loral, Inc. (the "SS/L RR Agreement"); and (iii) the Series C Registration Rights Agreement.

         Person: any individual, partnership, corporation, limited liability company, trust, or unincorporated organization, or a government or agency or political subdivision thereof.

         Piggyback Registration: the registration by the Company of the Common Stock (whether for its own account or for the account of others) under the Securities Act, other than pursuant to a registration statement filed pursuant to the provisions of Section 2 or Section 3 hereof or a registration of securities in connection with a business acquisition or combination or an employee benefit plan.

         Proceeding: any action, suit, proceeding or investigation or written threat thereof.

         Registrable Securities: regardless of who holds such securities at the applicable time, (i)the shares of Common Stock of the Company received by BAe in connection with the purchase by ONS of BAe's interest in Asia Pacific Space and Communications Ltd.; (ii) the shares of Common Stock or other securities issued or issuable upon conversion of the Debentures or issued as interest payments pursuant to the Debenture Purchase Agreement; and (iii) the 86,505 shares of Common Stock issued pursuant to the respective Warrants of ONS dated as of December 20, 1991, granted to BAC, exercised on December 31, 1996; provided, however, that such securities shall cease to be Registrable Securities when a registration statement with respect to the registration of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of pursuant to such registration statement.

         Registration Expenses: any and all expenses incident to the filing and effectiveness of each registration statement and performance of or compliance by the Company with this Agreement, including without limitation: (i) all Commission, stock exchange or National Association of Securities Dealers, Inc. ("NASD") registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or Blue Sky laws (including reasonable fees and disbursements of counsel in connection with Blue Sky qualification of any of the Registrable Securities and the preparation of a Blue Sky memorandum and compliance with the rules of the NASD, (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any registration statement, any prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements, certificates and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing of any of the Registrable Securities on any securities exchange or the Nasdaq National Market, (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, (vi) the reasonable fees and disbursements of one special counsel representing the Holders of Registrable Securities, such special counsel to be selected by the Holders of a majority of the Registrable Securities being registered, (vii) the fees and expenses of a "qualified independent underwriter" if required by Rule 2720(c) of the rules of the NASD in connection with the offering of any of the Registrable Securities, (viii) the fees and expenses of any escrow agent or custodian, and (ix) any fees and disbursements of any Underwriters customarily paid by issuers or sellers of securities and the reasonable fees and expenses of any special experts retained by the Company in connection with any registration statement, but excluding underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

         Registration Period: a period terminating fifteen (15) years following the Closing Date.

         Securities Act: the Securities Act of 1933, as amended from time to time.

         Series C Preferred Stock: the Series C 6% Cumulative Redeemable Convertible Preferred Stock of the Company.

         Series  C  Registration  Rights  Agreement:   the  Registration  Rights
Agreement dated as of ____________ 1996, among ONS and the Exchanging Partners and as amended through the Closing Date.

         Series C Securities: the shares of Common Stock or other securities issued or issuable upon conversion of the Series C Preferred Stock purchased by the Exchanging Partners pursuant to the Exchange Agreement or issued as dividends or distributions pursuant to the Certificate of Designations, Rights and Preferences establishing the terms and relative rights and preferences of the Series C Preferred Stock.

         Shelf Registration:  a registration required to be effected pursuant to
Section 2(a).

         Shelf Registration Statement: a "shelf" registration statement of the Company which covers the registration of Registrable Securities on a Form S-3, and all amendments and supplements to such registration statement, including post-effective  amendments,  in each case  including  the  prospectus  contained therein, all exhibits thereto and all material incorporated by reference therein; "Shelf Registration Statement" shall include the Initial Shelf Registration Statement and each Top-up Shelf Registration Statement.

         Top-up Shelf Registration Statement: the meaning set forth in Section 2(b).

         Transfer Restriction Agreement: means (i) each agreement, dated on or about the Closing Date, between the Company and any Exchanging Partner and (ii) each subsequent agreement entered into between the Company and any Exchanging Partner, any affiliate thereof, any transferee of Series C Preferred Stock or Common Stock into which such Series C Preferred Stock is converted or which is issued as a dividend on such Series C Preferred Stock or any other party pursuant to the terms of another Transfer Restriction Agreement, in each case which provides for restrictions on transfer of the Series C Preferred Stock or Common Stock into which such Series C Preferred Stock is converted or which is issued as a dividend on such Series C Preferred Stock.

         Underwriter:   each  Person  who  participates  as  an  underwriter  of
securities in a registered offering under the Securities Act.

         Underwritten Offering: a sale of Company securities by the Company or a holder of such securities to an Underwriter or Underwriters for reoffering to the public.

         2. Shelf Registration.
            -----------------

                  2(a) Filing of Initial Shelf Registration Statement. The Company shall prepare and cause to be filed as soon as practicable after the date that is one hundred eighty (180) days after the Closing Date (but not later than fifteen (15) days thereafter), the Initial Shelf Registration Statement providing for the registration of all of the Initial Shelf Registrable Securities. The Company shall use all its best efforts to have the Initial Shelf
Registration   Statement  declared
effective by the Commission as soon as practicable after filing. The Company shall use its best efforts to keep the Initial Shelf Registration Statement continuously effective for the Registration Period, or such shorter period which will terminate when all of the Registrable Securities covered by the Initial Shelf Registration Statement, as amended from time to time pursuant to Section 2(b), have been sold pursuant to the Initial Shelf Registration Statement. Notwithstanding the foregoing, except as set forth below, any Holder who does not provide information reasonably requested by the Company in connection with the Initial Shelf Registration Statement shall not be entitled to have its Registrable Securities included in the Initial Shelf Registration Statement.

                  2(b) Filing of Subsequent Shelf Registration Statements or Amendments. The Company shall prepare and cause to be filed on or as soon as practicable after the first anniversary of the Closing Date (but no later than ten (10) days thereafter) and as soon as practicable after each of the successive semi-annual interest payment dates provided for in the Debenture Purchase Agreement (but no later than ten (10) days thereafter) an additional Shelf Registration Statement or, at the Company's option, a post-effective amendment to any then- effective Shelf Registration Statement (a "Top-up Shelf Registration Statement") providing for the registration of all of the Registrable Securities comprising shares of Common Stock or other securities issued as interest payments pursuant to the Debenture Purchase Agreement which have not been registered previously. The Company shall also use all reasonable efforts to cause to be filed, as soon as practicable each time after receipt of a written demand from a Holder (but no later than thirty (30) days thereafter), provided, however, that such demand shall not be effective before the first anniversary of the Closing Date or after the end of the Registration Period, an additional Shelf Registration Statement or, at the Company's option, a post-effective amendment to any then-effective Shelf Registration Statement (also a "Top-up Shelf Registration Statement") providing for the registration of any and all of the Registrable Securities each Holder demands to be included in such Top-up Shelf Registration Statement which have not been registered previously. The Company shall use its best efforts to have each such Shelf Registration Statement or post-effective amendment declared effective by the Commission as soon as practicable after filing. The Company shall use its best efforts to keep each Top-up Shelf Registration Statement continuously effective for the Registration Period, or such shorter period which will terminate when all of the Registrable Securities covered by such Top-up Shelf Registration Statement, as amended from time to time pursuant to this Section 2(b), have been sold pursuant to such Top-up Shelf Registration Statement. Notwithstanding the foregoing, except as set forth below, any Holder who does not provide information reasonably requested by the Company in connection with the Top-up Shelf Registration Statement shall not be entitled to have its Registrable Securities included in the Top-up Shelf Registration Statement.

                  2(c) Effective Registration Statement, Amendments. A Shelf Registration Statement pursuant to this Section 2 will not be deemed to have become effective unless it has been declared effective by the Commission; provided, however that if, after it has been declared effective, the offering of any Registrable Securities pursuant to such registration statement is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, such registration statement will be deemed not to have become effective, and the Company shall be required to continue to use its best efforts to have such registration statement declared effective. Further, the Company shall, if necessary, supplement or amend each Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registration.

                  2(d) Expenses. The Company shall pay any and all Registration Expenses incident to the filing of each Shelf Registration Statement or otherwise incident to the performance of or compliance by the Company with this
Section 2. Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Shelf Registration Statement.

3. Demand Registration of Underwritten Offerings.
   ---------------------------------------------
                  3(a) Requests for Underwritten Registration. At any time following one hundred eighty (180) days after the Closing Date, one or more Holders may request that the Company effect a registration under the Securities Act of all or any of their Registrable Securities in an Underwritten Offering; provided, however, that, unless the requesting Holder is Matra, the requesting Holders must request registration of Registrable Securities with a Market Value, on the date of such request, of at least $20 million; and provided, further, that if the requesting Holder is Matra, Matra must request registration of Registrable Securities with a Market Value, as of the date of such request, of at least $10 million. Each request for an Underwritten Offering shall specify the approximate number of shares of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten (10) days after receipt of any such request, the Company will give written notice of such requested demand registration to all other Holders and, subject to Section 3(b), will include in any such registration which constitutes an Underwritten Offering satisfying the requirements of this Section 3(a) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the date the Company's notice is given.

                  3(b) Priority on Underwritten Offering. If the Managing Underwriters for an Underwritten Offering advise the Company in writing that in their reasonable opinion the aggregate number of Registrable Securities to be included in an Underwritten Offering (together with any other shares of Common Stock which the Company is required to include in such registration) exceeds the number of shares which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities and Other Registrable Stock requested to be included in such registration, the Company will include in such registration (i) first, the maximum amount of Registrable Securities requested to be included therein, pro rata among the respective Holders thereof on the basis of the amount of Registrable Securities requested to be included in such registration by each such Holder, and (ii) second, the maximum amount of Other Registrable Stock and any other securities requested to be included therein (including by the Company, subject to Section 3(e)), pro rata among the Company and the holders of such Other Registrable Stock and other securities on the basis of the number of shares requested to be included in such registration by the Company and each such holder, in each case up to the greatest number of shares of Common Stock which in the reasonable opinion of such underwriters can be sold in an orderly manner in the price range of such offering. In no event shall any Other Registrable Stock or any other securities be included in an Underwritten Offering under this Section 3 unless all

Registrable Securities requested to be sold in any such offering have been included therein.

                  3(c) Restrictions on Underwritten Offerings. The Company will not be obligated to effect more than one Underwritten Offering for Holders of Registrable Securities within any twelve (12) month period, except as provided in the following sentence, and will not be obligated to effect an Underwritten Offering for Holders of Registrable Securities at any time before ninety (90) days after the earlier of (i) the date the previous registration statement prepared in connection with an Underwritten Offering for holders of Registrable Securities ceases to be effective or (ii) the date that all shares registered thereunder have been sold. The foregoing limitation on Underwritten Offerings within any twelve (12) month period shall not apply to a single Underwritten Offering with respect to Registrable Securities of any Holder (other than Matra) if the Company effected an Underwritten Offering made at Matra's request within the preceding twelve (12) months or to a single Underwritten Offering requested by Matra if the Company effected an Underwritten Offering with respect to Registrable Securities of any other Holder within the preceding twelve (12) months.

                  3(d) Selection of Underwriters. The Holders of a majority of the Registrable Securities requested to be included in such Underwritten Offering will have the right to select the Managing Underwriter(s) to administer the offering; provided, first, that if the Company is successful in obtaining the services of one or more Underwriters who have been the Managing Underwriters for an Underwritten Offering of the Company's securities previously, such Underwriters shall be the Managing Underwriter(s) to administer the offering; provided, however, that such Managing Underwriter(s) shall be nationally recognized investment banking firms approved by the Holders, which approval shall not be unreasonably withheld; and provided, second, that if the Company participates in the Underwritten Offering under Section 3(e), such Holders shall obtain the Company's consent with respect to any Managing Underwriter(s) to administer the offering, which consent shall not be unreasonably withheld.

                  3(e) Inclusion by the Company of its Common Stock in an Underwritten Offering. If the Managing Underwriters for an Underwritten Offering advise the Company in writing that in their opinion the aggregate number of Registrable Securities to be included in an Underwritten Offering (together with any Other Registrable Stock) is less than the number of shares which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities and Other Registrable Stock requested to be included in such registration, the Company may include in such registration, on its own behalf, up to the greatest number of shares of Common Stock which in the opinion of such underwriters can be sold (together with the Registrable Securities and Other Registrable Stock requested to be included in such registration) in an orderly manner in the price range of such offering.

                  3(f) Participation in Underwritten Registrations. Notwithstanding any other provision of this Section 3 to the contrary, no Person may participate in any Underwritten Offering hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in the applicable underwriting arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, however, that no Holder of Registrable Securities included in any Underwritten Offering shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such Holder and such Holder's intended method of distribution.

                  3(g) Expenses of Underwriting Offering. The Company shall pay any and all Registration Expenses incident to the filing of each registration statement or otherwise incident to the performance of or compliance by the Company with this Section 3. Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities included in the Underwritten Offering.

                  3(h) Relationship to Shelf Registration. The rights and obligations of the parties hereto under Section 3 shall be in addition to, and not in lieu of, their respective rights and obligations under Section 2.

         4. Piggyback Registration Rights.
            -----------------------------
                  4(a) Requests for Piggyback Registration. If at any time following the date of this Agreement, the Company proposes to effect a Piggyback Registration, the Company will give written notice to all Holders of its intention to effect such a registration and, subject to Section 4(b) and Section 4(c), will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the date the Company's notice is given.

                  4(b) Priority on Primary Registrations. If the proposed Piggyback Registration is an underwritten primary registration on behalf of the Company, and the Managing Underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering in an orderly manner within a price range acceptable to the Company, the Company will include in such registration (i) first, the securities the Company proposes to sell and the High Priority Registrable Securities (as defined in the Recent PRRAA), pro rata among the Company and the holders of such High Priority Registrable Securities on the basis of the number of shares requested to be included by the Company and each such holder, (ii) second, any Other Registrable Stock requested to be included therein, pro rata among the holders of such Other Registrable Stock on the basis of the number of shares requested to be included in such registration by each such holder, and (iii) third, the Registrable Securities requested to be included in such registration, pro rata among the Holders thereof on the basis of the amount of Registrable Securities requested to be included by each such Holder, in each case up to the greatest number of shares of Common Stock which in the reasonable opinion of such underwriters can be sold in an orderly manner in the price range of such offering.

                  4(c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities (other than the Registrable Securities), and the Managing Underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (A) if such registration is on behalf of holders of the Eligible Series C
Securities, (i) first, the securities requested to be included in such registration under the Series C Registration Agreement, and (ii) second, the Registrable Securities requested to be included in such registration and any Other Registrable Stock (excluding Eligible Series C Securities) and any other securities requested to be included therein (including by the Company, subject to Section 3(e)), pro rata among such Holders and the holders of such Other Registrable Stock and other securities on the basis of the number of shares requested to be included in such registration by each such holder, in each case up to the greatest number of shares of Common Stock which in the reasonable opinion of such underwriters can be sold in an orderly manner in the price range of such offering; or (B) if such registration is not on behalf of holders of Series C Securities (i) first, the securities requested to be included therein by the holders requesting such registration, and (ii) second, the greatest number of the Registrable Securities, Other Registrable Stock and any other securities requested to be included therein (including by the Company, subject to Section 3(e)), pro rata among such Holders and the holders of such Other Registrable Stock and other securities on the basis of the number of shares requested to be included in such registration by each such holder, in each case up to the greatest number of shares of Common Stock which in the reasonable opinion of such underwriters can be sold in an orderly manner in the price range of such offering.

                  4(d) Participation in Piggyback Registrations. Notwithstanding any other provision of this Section 4 to the contrary, no Person may participate in any Piggyback Registrations hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in the applicable underwriting arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, however, that no Holder of Registrable Securities included in any Piggyback Registrations shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such Holder and such Holder's intended method of distribution.

                  4(e) Expenses of Piggyback Registration. The Company shall pay any and all Registration Expenses incident to the filing of each registration statement or otherwise incident to the performance of or compliance by the Company with this Section 4. Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities included in the Piggyback Registration.

         5.       Registration Procedures.
                  -----------------------
         In connection with the obligations of the Company with respect to a registration statement pursuant to Section 2, Section 3 or Section 4 hereof, the Company shall effect or cause to be effected the registration of the Registrable Securities under the Securities Act to permit the sale of such Registrable Securities by the Holders in accordance with their intended method or methods of distribution, and the Company shall:

                  5(a) prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective within the time period required hereunder (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to one counsel selected by the holders of 70% of the Registrable Securities (together with any Other Registrable Stock) covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel, and the Company will incorporate in such registration statement the reasonable comments of such counsel not inconsistent with the Company's disclosure obligations under applicable securities laws;

                  5(b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period required hereunder (or if no period is so required, a period of not less than one hundred eighty (180) days or such shorter period which is sufficient to complete the distribution of the securities registered under the registration statement) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                  5(c) furnish to each seller of Registrable Securities, the Managing Underwriters, if any, and their respective counsel, not less than five
(5) Business Days prior to the filing thereof with the Commission, such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller and to use its best efforts to reflect in each such document, when so filed with the Commission, such comments as the sellers of Registrable Securities or their counsel shall reasonably propose;

                  5(d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

                  5(e) notify each seller of such Registrable Securities as promptly as practicable in any of the following circumstances: (i) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; (ii) when a registration statement and any amendment thereto has been filed with the Commission and when the registration statement or any post-effective amendment thereto has become effective; (iii) of any request by the Commission for amendment or supplements to the registration statement or the prospectus included therein or for additional information; (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; and (v) the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose;

                  5(f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a Nasdaq "national market system security" within the meaning of Rule 11Aa2-1 of the Exchange Act or, failing that, to secure Nasdaq authorization for such Registrable Securities and without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

                  5(g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

                  5(h) if requested, promptly incorporate in any registration statement or prospectus, if necessary, pursuant to a supplement or post-effective amendment to such registration statement, such information as the Managing Underwriters, if any, or the holders of a majority of Registrable Securities and Other Registrable Securities being registered reasonably request to have included therein and shall make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.

                  5(i) enter into such agreements on terms reasonably acceptable to the Company (including underwriting agreements) in form, scope and substance as are customary in underwritten offerings, and take all other reasonable actions necessary to facilitate the registration or the disposition of the Registrable Securities included in any registration statement.

                  5(j) (i) make reasonably available at reasonable times for inspection by the Holders of Registrable Securities to be registered thereunder, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by the Holders or such underwriters, at the office where normally kept during normal business hours, all financial and other records, pertinent corporation documents and properties of the Company and its subsidiaries, and cause the Company's officers, directors and employees to supply all relevant information reasonably requested by the Holders, underwriters, attorney, accountant or other agent in connection with the registration statement as is customary for similar due diligence examinations, provided, however, that such persons shall first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons;

(ii) obtain opinions of counsel to the Company and updates thereof (which counsel, if different from counsel to the Company referred to in the Debenture Purchase Agreement, shall be reasonably satisfactory to the holders of a majority of the Registrable Securities to be registered thereunder, the underwriters, if any, and their respective counsel) addressed to each selling Holder covering such matters in form, scope and substance as are customary in underwritten offerings; (iii) obtain "cold comfort" letters (or, in the case of any person that does not satisfy the conditions for receipt of a "cold comfort" letter specified in Statement on Auditing Standards No. 72, an "agreed-upon procedures letter") and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the registration statement), addressed where reasonably practicable to each selling Holder of Registrable Securities registered thereunder, and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and (iv) deliver such documents and certificates as may be reasonably requested by the holders of a majority of the Registrable Securities and Other Registrable Securities to be registered and the Managing Underwriters, if any, including those to evidence compliance with
Section 5(e). The foregoing actions set forth in clauses (ii), (iii) and (iv) of this Section 5(j) shall be performed at (A) the effectiveness of such registration statement and each post-effective amendment thereto and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder;

                  5(k) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission;

                  5(l) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

                  5(m) take all such action as may be necessary so that (i) any registration statement and any amendment thereto and any prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder; (ii) any registration statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and
(iii) any prospectus forming part of any registration statement, and any amendment or supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  5(n) use its best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of any registration statement at the earliest possible time;

                  5(o) unless any Registrable Securities shall be in book-entry form, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any registration statement free of any restrictive legend and in such permitted denominations and registered in such names as the Holders may request in connection with the sale of Registrable Securities pursuant to such registration statement; and

                  5(p) use its best efforts to comply with all applicable rules and regulations of the Commission and make generally available to its security holders in a regular filing on Form 10-Q or Form 10-K or otherwise provide in accordance with Section 11(a) of the Securities Act within the period required after the effective date of the applicable registration statement an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereof.

         The Company may require each Holder of Registrable Securities (i) to furnish to the Company such information regarding the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing, and (ii) to enter into an underwriting agreement and securities sales agreement in the form contemplated by Section 5(i).

         Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(e) hereof, such Holder will immediately discontinue disposition of Registrable Securities pursuant to a registration statement until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5(e) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of Registrable Securities pursuant to a registration statement, the Company shall extend the period during which the registration statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended prospectus necessary to resume such dispositions.

         6.       Hold-Back Agreements.
                  --------------------
                  6(a) Restrictions on Public Sale by Holders. By electing to include Registrable Securities in a registration statement filed pursuant to
Section 3 or Section 4 hereof, each such Holder of Registrable Securities shall be deemed to have agreed not to effect any public sale or public distribution of securities of the Company of the same or similar class or classes of the securities included in the registration statement or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during the 15-day period prior to, and during such period of time as may be required by the Underwriters, but not to exceed a 180-day period beginning on, the effective date of the
                                      -14-
registration statement (except pursuant to the registration statement), except to the extent otherwise agreed in writing by the Managing Underwriter.

                  6(b) Restrictions on Public Sale by the Company. The Company shall not effect any public sale or public distribution of any securities which are the same as or substantially similar to the Registrable Securities being registered pursuant to a registration statement filed pursuant to Section 3 or
Section 4 hereof, or any securities convertible into or exchangeable or exercisable for such securities during the 15-day period prior to, and during the 180-day period beginning on, the effective date of a registration statement (except pursuant to the registration statement).

         7.       Black-Out Periods for Shelf Registration Statements.
                  ---------------------------------------------------

                  Notwithstanding  anything to the  contrary in this  Agreement,
(A) commencing ninety (90) days after the effectiveness of a Shelf Registration Statement, the Company may, not more than once in any 12-month period, and one additional time during the term of this Agreement (but not during any other
Suspension Event or within ninety (90) days after termination of any other Suspension Event), direct the Holders to suspend sales of Registrable Securities registered thereunder, as provided herein, if one or more of the following events (a "Suspension Event") occurs: (i) an underwritten primary offering by the Company where the Company is advised by the Managing Underwriter(s) for such offering that sale of Registrable Securities under the Shelf Registration Statement would have a material adverse effect on the primary offering, or (ii) pending negotiations relating to, or consummation of, a material corporate transaction (x) that would require additional disclosure of material information by the Company in the Shelf Registration Statement (or such filings), (y) as to which the Company has a bona fide business purpose for preserving confidentiality and (z) which renders the Company unable to comply with SEC requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Shelf Registration Statement (or such filings) to become effective or to promptly amend or supplement the Shelf Registration Statement on a post-effective basis, as applicable; and (B) the Company may, not more than once during the term of this Agreement, direct the Holders to suspend sales of Registrable Securities registered thereunder, as provided herein, upon the commencement (or such earlier date as may be required by law) of an underwritten secondary offering covering not less than 5,250,000 Series C Securities, with an aggregate minimum Market Value of $75,000,000 (a "Series C Offering Event").

                  In the case of a Suspension Event, the Company may give notice (a "Suspension Notice") to the Holders to suspend sales of the Registrable Securities so that the Company may correct or update the Shelf Registration Statement (or such filings). Each such suspension shall continue only for so long as the Suspension Event or its effect is continuing, and in no event will any such suspension exceed ninety (90) days. In the case of a Series C Offering Event, the Company may give notice (also a "Suspension Notice") to the Holders to suspend sales of Registrable Securities for so long as the Company reasonably determines is necessary and in no event shall such suspension exceed the date one hundred and eighty (180) days after the close of the Series C Offering Event. The Holders agree that they will not effect any sales of the Registrable Securities pursuant to such Shelf Registration Statement (or such filings) at any time after they have received a Suspension Notice from the Company. If so directed by the Company, Holders will deliver to the Company all copies of the prospectus covering the Registrable Securities held by them at the time of receipt of the Suspension Notice. The Holders may recommence effecting sales of the Registrable Securities pursuant to the Shelf Registration Statement (or such filings) following further notice to such effect (an "End of Suspension Notice") from the Company, which End of Suspension Notice shall, in the case of a Suspension Event, be given by the Company not later than five (5) days after the conclusion of any Suspension Event and shall be accompanied by copies of the supplemented or amended prospectus necessary to resume such sales. In the case of a Series C Offering Event, the holders may recommence effecting sales immediately following the conclusion of the one hundred and eighty (180) day period.

                  Notwithstanding Section 2, if the Company shall give a Suspension Notice pursuant to this Section 7, the Company shall extend the period during which the Shelf Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of the giving of the Suspension Notice to and including the date when the Holders shall have received the End of Suspension Notice and copies of the supplemented or amended prospectus necessary to resume sales.

         8.       Indemnification.
                  ---------------

                  8(a) Indemnification by the Company. The Company shall indemnify, to the extent permitted by law, each Holder of Registrable Securities, each Person who controls such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and their respective officers, directors, partners, employees, agents and representatives, against all Losses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which made, not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein or by such Holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Holder with a sufficient number of copies of the same and except insofar as the same are caused by or contained in any prospectus if such Holder failed to send or deliver a copy of any subsequent prospectus or prospectus supplement which would have corrected such untrue or alleged untrue statement of material fact or such omission or alleged omission of a material fact with or prior to the delivery of written confirmation of the sale by such Holder after the Company has furnished such Holder with a sufficient number of copies of the same. In connection with an Underwritten Offering, the Company will indemnify such Underwriters, each Person who controls such Underwriters (within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act) and their respective officers, directors, partners, employees, agents and representatives to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities.

                  8(b) Indemnification by Holders. In connection with any registration statement in which Holders of Registrable Securities are participating, each such Holder will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and their respective officers, directors, partners, employees, agents and representatives against any Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus, or form of prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which made, not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement is contained in, or such omission or alleged omission is required to be contained in, any information so furnished in writing by such Holder to the Company expressly for use in such registration statement or prospectus and that such statement or omission was relied upon by the Company in preparation of such registration statement, prospectus or form of prospectus; provided, however, that such Holder of Registrable Securities shall not be liable in any such case to the extent that the Holder has furnished in writing to the Company prior to the filing of any such registration statement or prospectus or amendment or supplement thereto information expressly for use in such registration statement or prospectus or any amendment or supplement thereto which corrected or made not misleading, information previously furnished to the Company, and the Company failed to include such information therein. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party.

                  8(c) Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity hereunder such indemnified party shall give prompt notice to the party or parties from which such indemnity is sought of the commencement of any Proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the failure to so notify the indemnifying parties shall not relieve the indemnifying parties from any obligation or liability except to the extent that the indemnifying parties have been prejudiced by such failure. The indemnifying parties shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such Proceeding, to assume, at the indemnifying parties' expense, the defense of any such Proceeding, with counsel reasonably satisfactory to such indemnified party; provided, however, that an indemnified party or parties (if more than one such indemnified party is named in any Proceeding) shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the parties to such Proceeding include both the indemnified party or parties and the indemnifying party or parties, and there exists, in the opinion of the parties' counsel, a conflict between one or more indemnifying parties and one or more indemnified parties, in which case the indemnifying parties shall, in connection with any one such Proceeding or separate but substantially similar or related Proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of not more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party or parties. If an indemnifying party assumes the defense of such Proceeding, the indemnifying, parties will not be subject to any liability for any settlement made by the indemnified party without its or their consent (such consent not to be unreasonably withheld).

                  8(d) Contribution. If the indemnification provided for in this
Section 7 is unavailable to an indemnified party or is insufficient to hold such indemnified party harmless for any Losses in respect of which this Section 8 would otherwise apply by its terms, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have an obligation to contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any Proceeding, to the extent such party would have been indemnified for such expenses under Section 8(c), if the indemnification provided for in Section 8(a) or Section 8(b) was available to such party. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8(d), an indemnifying party that is a selling Holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such indemnifying party exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reasons of such untrue or alleged untrue statement or omission or alleged omission. No person adjudged guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         9.       Miscellaneous.
                  ------------
                  9(a) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the Holders of a majority of the Registrable Securities; provided, however, that no amendment, modification or supplement or waiver or consent to the departure with respect to the provisions of Section 2, Section 3, Section 4, Section 7, or
Section 8 hereof  shall be  effective  as  against  any  Holder  of  Registrable
Securities unless consented to in writing by such Holder of Registrable Securities.

                  9(b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this
Section 9(b) (ii) if to the Company, at 2440 Research Boulevard, Suite 400, Rockville, MD 20850, Attention: General Counsel, and thereafter at such other address, notice of which is given in accordance with the provisions of this
Section 9(b).

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

                  9(c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders. If any successor, assignee or transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be entitled to receive the benefits hereof and shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof. Notwithstanding the foregoing, only Matra, as a Holder of Registrable Securities, may request an Underwritten Offering pursuant to Section 3(a) with respect to Registrable Securities with a Market Value, as of the date of such request, of less than $20 million.

                  9(d) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in, separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  9(e)  Headings.   The  headings  in  this  Agreement  are  for
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  9(f) Governing Law; Consent to Jurisdiction. THIS AGREEMENT AND THE DUTIES AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS THEREOF. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

                  9(g)  Severability.  In the event  that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  9(h) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States of America or any State thereof having jurisdiction.

                  9(i) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes an prior oral or written agreements, commitments or understandings between the parties with respect to the matters provided for herein.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                 ORION NEWCO SERVICES, INC.


                                 By:
                                        -------------------------------
                                        Name:
                                        Title:


                                 BRITISH AEROSPACE HOLDINGS,
                                 INC.


                                 By:
                                        -------------------------------
                                        Name:
                                        Title:


                                 MATRA MARCONI SPACE
                                 UK LIMITED


                                 By:
                                        --------------------------------
                                        Name:
                                        Title: